SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 8, 2004


                        CHESAPEAKE UTILITIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE         001-11590         51-0064146
                  --------         ---------         ----------
              (State or other     (Commission     (I.R.S. Employer
              jurisdiction  of        File        Identification No.)
              incorporation or       Number)
               organization)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
                                 --------------
              (Registrant's Telephone Number, including Area Code)


         _______________________________________________________________
               (Former name, former address and former fiscal year,
                          if changed since last report.)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c) Exhibit 99.1 - Press Release of Chesapeake Utilities Corporation, dated March 8, 2004.

     Exhibit 99.2 - Supplemental information on change in revenue recognition method.


ITEM  9.  REGULATION  FD  DISCLOSURE.

Chesapeake Utilities Corporation (the "Company") has restated its 2002 and 2001 financial statements in order to reflect its Delaware and Maryland natural gas divisions on the "accrual," rather than the "as billed," revenue recognition method. The Company's Florida division has historically used the "accrual" method. The Delaware and Maryland divisions have historically used the "as billed" method to recognize revenues consistent with the rate-setting processes in those states. This change, which had an insignificant effect on the Company's annual results for the last three years, reflects gas consumed by the Company's customers through the last day of the year as revenue. The Company's results for the prior quarters of 2003 and for 2002 have also been restated. Supplemental information regarding this restatement and its impact on the Company's historical financial statements is set forth in Exhibit 99.2, which is hereby incorporated by reference.


ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On March 8, 2004, the Company issued a press release announcing its financial results for the year and quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Chesapeake  Utilities  Corporation



/s/  Michael  P.  McMasters
---------------------------
Michael  P.  McMasters
Vice  President  and  Chief  Financial  Officer


Date:  March  8,  2004